UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 967-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On April 14, 2005, First Data Corporation (the “Company”) furnished a Form 8-K under Item 2.02 to which it attached a press release relating to the Company’s earnings for the first quarter of fiscal year 2005.  The Company is filing this Amendment No.1 to Form 8-K to correct Exhibit 99.1 to include text that was inadvertently omitted from the last sentence of the press release.  A copy of the press release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(c)           The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on April 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Date: April 14, 2005

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Company on April 14, 2005.